                     SUPPLEMENT DATED OCTOBER 11, 2016 TO

                       PROSPECTUS DATED MAY 1, 2016 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your variable annuity prospectus. Please read it and keep it with your prospectus for future reference.

At a Board of Directors meeting held on June 9, 2016, the Board of Directors (the "Board") of the GE Investments Funds, Inc. (the "Fund") approved the rebranding of the Fund and each of its series portfolios (the "Portfolios") in connection with the appointment of SSGA Funds Management, Inc. ("SSGA FM") as investment adviser to the Fund's Portfolios. Subject to the requisite approval by the Fund's shareholders, effective on or about November 30, 2016, the Fund will be rebranded the "State Street Variable Insurance Series Funds, Inc." Effective on or about November 30, 2016, GE Investments Total Return Fund will change its name to the State Street Total Return V.I.S. Fund (the "Total Return Fund").

Furthermore, at a Board meeting held on September 9, 2016, the Board approved the termination of BlackRock Investment Management, LLC ("BlackRock") as investment sub-adviser to the Total Return Fund. Effective on or about November 30, 2016, SSGA FM will directly manage the underlying passive strategies of the Total Return Fund, and BlackRock will no longer serve as investment sub-adviser to the Total Return Fund.

As a result of this proposed rebranding, subject to the requisite approval by the Fund's shareholders, effective on or about November 30, 2016, all references in your contract prospectus to the Fund and the Total Return Fund shall be updated accordingly. In addition, the contract prospectus shall be updated to reflect that SSGA FM is now serving as investment adviser to the Total Return Fund and, effective on or about November 30, 2016, that BlackRock will no longer serve as investment sub-adviser to the Total Return Fund.

            The variable annuity prospectus is revised accordingly.

19771CB SUPPB 10/11/16